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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 4, 2003



                                    PROLOGUE
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Utah                                                   87-0412110
----------------------------                                 -------------------
(State or Other Jurisdiction                                    (IRS Employer
     of Incorporation)                                       Identification No.)


                                     0-29873
                            ------------------------
                            (Commission File Number)

              5443 Beethoven Street, Los Angeles, California 90066
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 827-6900


               645 Beachland Boulevard, Vero Beach, Florida 32963
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On December 4, 2003, uWink, Inc., a Delaware corporation ("uWink"), completed the initial closing of a reverse acquisition of the Registrant pursuant to which the Registrant will acquire all of the outstanding shares of uWink capital stock in exchange for a controlling interest in the Registrant (the "Reorganization"). Pursuant to the Securities Purchase Agreement and Plan of Reorganization dated November 21, 2003 by and among the Registrant, uWink and the stockholders of uWink (the "Purchase Agreement"), the Registrant issued one
(1) share of its common stock for every 3.15611 shares of uWink capital stock transferred to the Registrant by each uWink stockholder at the initial closing. As of the initial closing, the uWink stockholders transferred 16,764,554 shares of uWink capital stock (representing approximately 66.37% of the total shares of uWink capital stock outstanding) to the Registrant in exchange for 5,311,777 shares of common stock of the Registrant (representing approximately 88.22% of the total shares of the Registrant's capital stock outstanding). The Registrant expects to acquire the remaining uWink shares outstanding in subsequent closings pursuant to the terms of the Purchase Agreement.

         uWink is in the business of designing, developing, and marketing entertainment software and touch screen pay-for-play game terminals. uWink also develops software and electronic gaming kiosks for lottery access in public locations. Led by Nolan Bushnell, founder and former CEO of Atari Corporation and Chuck E Cheese's Pizza Time Theater, uWink has developed an interactive network backbone and a significant library of short form entertainment.

         The Purchase Agreement also provided that Kevin R. Keating, Margie L. Blackwell and Spencer I Browne would resign as directors effective as of the initial closing and be replaced by Nolan K. Bushnell, Peter J. Sprague and Bruce
P. Kelly as the directors of the Registrant. In addition, the following individuals were appointed to serve as officers of the Registrant:

        NAME OF OFFICER                    POSITION
        ---------------                    --------

        Nolan K. Bushnell        Chairman of the Board, Chief Executive
                                 Officer, President, Chief Financial Officer

        Andrew Rifkin            Chief Technology Officer

        Raymond Hibarger         Executive Vice President of Sales and Marketing

        Kathy Ordonez            Secretary


         (b) The table below sets forth certain information with respect to the beneficial ownership of the Registrant's common stock as of December 4, 2003 by:

         o persons known by the Registrant to be the beneficial owners of more than five percent (5%) of its issued and outstanding common stock;

         o    each of the Registrant's executive officers and directors; and

         o    all of the Registrant's officers and directors as a group.



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         Percentages are computed using a denominator of 8,712,093 shares of common stock outstanding, which is the total number of shares outstanding assuming the acquisition of all of the shares of uWink capital stock outstanding in subsequent closings of the Reorganization pursuant to terms of the Purchase Agreement.

NAME AND ADDRESS OF BENEFICIAL OWNER       NUMBER OF SHARES     PERCENT OF CLASS
---------------------------------------  --------------------   ----------------

Nolan K. Bushnell (1)(2)                       1,675,023            19.2

Peter J. Sprague (1)(3)                         698,382              7.9

Bruce P. Kelly (1)                              126,739              1.5

Kathy Ordonez (1)(4)                             15,473               *

Andrew Rifkin (1)(5)                             61,609               *

Raymond Hibarger (1)(6)                         106,497              1.2

Elkron International Holdings S.A. (7)(8)       595,458              6.8

All officers and directors as a group          2,680,201            29.8
(6 persons)

---------------------------------------

     (1)  Address is 5443 Beethoven Street, Los Angeles, California 90066.
     (2) Includes 4,687,666 shares held by the Bushnell Living Trust, 560,000 shares held by Nancy Bushnell (wife of Mr. Bushnell) as Trustee of the Nolan K. Bushnell Insurance Trust and 12,322 shares issuable upon exercise of a stock option held by Nancy Bushnell, wife of Mr. Bushnell.
     (3) Includes 553,160 shares held by Mr. Sprague and 145,222 shares issuable upon exercise of a warrant held by Mr. Sprague.
     (4) Represents shares issuable upon exercise of a stock option held by Ms. Ordonez.
     (5) Represents shares issuable upon exercise of a stock option held by Mr. Rifkin.
     (6) Represents 15,843 shares issuable upon exercise of a warrant and 90,654 shares issuable upon exercise of a stock option, both of which are held by Mr. Hibarger.
     (7)  Address is Via Bologna, 188/C 10154 Torino, Italy.
     (8) Includes 523,788 shares held by Elkron International and 71,670 shares issuable upon exercise of a warrant held by Elkron International.
     *    Less than 1%.



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Please see Item 1 above.

ITEM 5.  OTHER EVENTS.

         Within approximately the next 30 days, the Registrant expects to change its name to uWink, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b) Financial Statements and Pro Forma Financial Information.

                  The Registrant intends to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before February 19, 2004.

         (c) Exhibits.
             ---------

                  2.1 Securities Purchase Agreement and Plan of Reorganization dated November 21, 2003 by and among the Registrant, uWink, and the stockholders of uWink.

                  99.1     Press Release dated December 5, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         On December 5, 2003, the Registrant issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROLOGUE
                                       (Registrant)


Date:  December 4, 2003                By: /s/ Nolan K. Bushnell
                                           -------------------------------------
                                           Nolan K. Bushnell,
                                           President and Chief Executive Officer